UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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Marina Biotech, Inc.

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MARINA BIOTECH, INC.
P.O. Box 1559
Bothell, Washington 98041
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Friday, October 16, 2015 at 10:00 A.M. (Pacific Time)
TO THE STOCKHOLDERS OF MARINA BIOTECH, INC.:
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Marina Biotech, Inc. will be held on Friday, October 16, 2015, at 10:00 A.M. Pacific Time, at 12220 El Camino Real, Suite 300, San Diego, California 92130 for the purposes of considering and acting on the following items:
1.
To elect five (5) persons to our Board of Directors, each to hold office until the 2016 annual meeting of stockholders and until their respective successors shall have been duly elected or appointed and qualify;

2.
To ratify the appointment of Wolf  & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3.
To hold an advisory vote on executive compensation.

The enclosed Proxy Statement includes information relating to these proposals. Additional purposes of the Annual Meeting are to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Only stockholders of record as of the close of business on September 22, 2015 are entitled to notice of and to vote at the Annual Meeting. The holders of at least a majority of our outstanding shares of common stock present in person or by proxy are required for a quorum. You may vote electronically through the Internet or by telephone. The instructions on your proxy card describe how to use these convenient services. Of course, if you prefer, you can vote by mail by completing your proxy card and returning it to us in the enclosed envelope.
By Order of the Board of Directors,
/s/ J. Michael French
J. Michael French
President & CEO
September 29, 2015
New York, NY
OUR BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN OUR ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

MARINA BIOTECH, INC.
P.O. Box 1559
Bothell, Washington 98041
PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
To be held Friday, October 16, 2015 at 10:00 A.M. (Pacific Time)
ANNUAL MEETING AND PROXY SOLICITATION INFORMATION
General
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Marina Biotech, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Friday, October 16, 2015, at 10:00 A.M. Pacific Time, at 12220 El Camino Real, Suite 300, San Diego, California 92130, and at any postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card are being mailed to stockholders on or about September 29, 2015.
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 16, 2015: The Proxy Statement and the Annual Report to Shareholders are available at www.marinabio.com. We encourage you to review all of the important information contained in the proxy materials contained herein or accessed via our website before voting.
Solicitation and Voting Procedures
Solicitation.   The solicitation of proxies will be conducted by mail, and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our common stock, par value $0.006 per share. We may conduct further solicitation personally, telephonically, electronically or by facsimile through our officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation. We do not intend, but reserve the right, to use the services of a third party solicitation firm to assist us in soliciting proxies.
Voting.   Stockholders of record may authorize the proxies named in the enclosed proxy card to vote their shares of common stock in the following manner:
•
by mail, by marking the enclosed proxy card, signing and dating it, and returning it in the postage-paid envelope provided;

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by telephone, by dialing the toll-free telephone number 1-800-690-6903 from within the United States or Canada and following the instructions. Stockholders voting by telephone need not return the proxy card; and

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through the Internet, by accessing the World Wide Website address www.voteproxy.com. Stockholders voting by the Internet need not return the proxy card.

Revocability of Proxies.   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given, or by delivering to J. Michael French, Chief Executive Officer, Marina Biotech, Inc., P.O. Box 1559, Bothell, Washington 98041, a written notice of revocation or a properly executed proxy bearing a later date, or by attending the Annual Meeting and giving notice of your intention to vote in person.
Voting Procedure.   The presence at the Annual Meeting of a majority of our outstanding shares of common stock, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on September 22, 2015 has been fixed as the record date (the “Record Date”) for determining the holders of shares of common stock entitled to notice of and to vote at the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on all matters. As of the Record Date, there were 26,451,237 shares of common stock outstanding. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.
Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR Proposal Nos. 1, 2 and 3.
Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting. Abstentions will have no effect on the outcome of the election of directors (Proposal No. 1), but will be counted as a vote AGAINST the ratification of Wolf  & Company, P.C. as our independent registered public accounting firm (Proposal No. 2) and AGAINST the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 3).
Broker non-votes will have no effect on the outcome of the election of directors (Proposal No. 1), the ratification of Wolf  & Company, P.C. as our independent registered public accounting firm (Proposal No. 2) or the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 3).
A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules of the New York Stock Exchange, a broker may have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of independent registered public accounting firms, but do not include the election of directors, the adoption of employee benefit plans and advisory votes regarding executive compensation. Thus, brokers will generally have the discretion to vote the proxy for Proposal No. 2, but will not have discretion to cast a vote on Proposal Nos. 1 and 3.
On each matter properly presented for consideration at the Annual Meeting, stockholders will be entitled to one vote for each share of common stock held. Stockholders do not have cumulative voting rights in the election of directors.
Vote Required.   For the election of directors (Proposal No. 1), the nominees who receive a plurality of votes from the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected. For the ratification of our independent registered public accounting firm (Proposal No. 2) and the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 3), the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting is required. Because your vote with respect to Proposal No. 3 is advisory, it will not be binding upon our Board of Directors.
If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment.
Householding.   Some banks, brokers and other nominee record holders may be participating in the practice of  “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Marina Biotech, Inc., P.O. Box 1559, Bothell, Washington 98041, phone: (425) 892-4322, Attention: J. Michael French, President and Chief Executive Officer. If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
General
Our Amended and Restated Bylaws (the “Bylaws”) provide that the Board of Directors shall consist of not less than four (4) members and not more than eleven (11) members, as fixed by the Board of Directors. Currently, the Board of Directors consists of five (5) members.
At the Annual Meeting, five (5) directors are to be elected by the holders of the common stock to serve until the 2016 annual meeting of our stockholders and until such directors’ respective successors are elected or appointed and qualify or until any such director’s earlier resignation or removal. The Board of Directors has nominated each of the persons listed below for election to the Board of Directors at the Annual Meeting. Each of the director nominees is currently a member of our Board of Directors.
Name	Age	Position	Director Since
J. Michael French	55	Chief Executive Officer, President and Chairman of the Board of Directors	September 2008
Stefan Loren, Ph.D.	51	Lead Independent Director	August 2012
Joseph W. Ramelli	47	Director	August 2012
Philip C. Ranker	56	Director	January 2014
Donald A. Williams	57	Director	September 2014
In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the current Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without the nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with our Bylaws.
Nominees
The following information is submitted concerning the nominees for election as directors based upon information received by us from such persons:
J. Michael French — Mr. French has served as our chief executive officer (“CEO”) since June 23, 2008, as our president since October 1, 2008, and as a member of our board of directors since September 11, 2008. Mr. French was appointed chairman of our board of directors on August 21, 2012. Prior to joining us, Mr. French served as president of Rosetta Genomics, Inc. from May 2007 to August 2007. Mr. French also served as senior vice president of corporate development for Sirna Therapeutics, Inc. (“Sirna”) from July 2005 to January 2007, when Sirna was acquired by Merck and Co., Inc., and he served in various executive positions, including chief business officer, senior vice president of business development and vice president of strategic alliances, of Entelos, Inc., a pre-IPO biotechnology company, from 2000 to 2005. Mr. French, holds a B.S. in aerospace engineering from the U.S. Military Academy at West Point and a M.S. in physiology and biophysics from Georgetown University.
Stefan C. Loren, Ph.D. — Dr. Loren has served as a director of our company since August 2012. Dr. Loren is currently the founder at Loren Capital Strategy LLC, a health care-focused fund management firm. He was previously managing director at Westwicke Partners, a healthcare-focused consulting firm, from 2008 through February 2014. Dr. Loren has over 20 years of experience as a research and investment professional in the healthcare space, including roles at Perceptive Advisors, MTB Investment Advisors, Legg Mason, and Abbott Laboratories. Prior to industry, Dr. Loren served as a researcher at The Scripps Research Institute working with Nobel Laureate K. Barry Sharpless on novel synthetic routes to chiral drugs. His scientific work has been featured in Scientific American, Time, Newsweek and Discover, as well as other periodicals and journals. Dr. Loren has served as a director of GenVec, Inc. since September 2013 and as a director of Cellectar Biosciences, Inc. since June 2015, and within the past five years, he has served on the board of directors of Orchid Cellmark Inc. and Polymedix, Inc. Dr. Loren received a doctorate degree in organic chemistry from the University of California at Berkeley and a bachelor’s degree in chemistry from the University of California San Diego.

Joseph W. Ramelli — Mr. Ramelli has served as a director of our company since August 2012. Mr. Ramelli currently works as a consultant for several investment funds providing in-depth due diligence and investment recommendations. He has over 20 years of experience in the investment industry, having worked as both an institutional equity trader and as an equity analyst at Eos Funds, Robert W. Duggan & Associates and Seneca Capital Management. Mr. Ramelli graduated with honors from the University of California at Santa Barbara, with a B.A. in business economics.
Philip C. Ranker — Mr. Ranker has served as a director of our company since January 2014. Currently, Mr. Ranker serves as chief financial officer at Bioness, Inc. Previously he served as our chief accounting officer from September 7, 2011 until September 30, 2011, and then served as our interim chief financial officer and secretary from October 1, 2011 until December 31, 2013. Before that, Mr. Ranker served as chief financial officer of Suneva Medical, Inc. from 2009 to 2011, and as vice president of finance at Amylin Pharmaceuticals, Inc. from 2008 to 2009. Prior to Amylin, Mr. Ranker held various positions with Nastech Pharmaceutical Company Inc. (the predecessor to Marina Biotech) from 2004 to 2008, including vice president of finance from August 2004 until September 2005, and chief financial officer and secretary from September 2005 until January 2008. From September 2001 to August 2004, Mr. Ranker served as director of finance for ICOS Corporation. Prior to working at ICOS, Mr. Ranker served in various positions in corporate accounting, managed care contracting and research and development, including senior finance director, at Aventis Pharmaceutical and its predecessor companies during his nearly 15 years with the organization. From February 2006 until 2010, Mr. Ranker also served as a member of the board of directors and as the chair of the audit committee of ImaRx Therapeutics, Inc., which executed an initial public offering during his tenure. Prior to Aventis, Mr. Ranker was employed by Peat Marwick (currently KPMG) as a Certified Public Accountant. Mr. Ranker holds a B.S. in accounting from the University of Kansas.
Donald A. Williams — Mr. Williams has served as a director of our company since September 2014. Mr. Williams is a 35-year veteran of the public accounting industry, retiring in 2014. Mr. Williams spent 18 years as an Ernst & Young (EY) Partner and the last seven years as a partner with Grant Thornton (GT). Mr. Williams’ career focused on private and public companies in the technology and life sciences sectors. During the last seven years at GT, he served as the national leader of Grant Thornton’s life sciences practice and the managing partner of the San Diego Office. He was the lead partner for both EY and GT on multiple initial public offerings; secondary offerings; private and public debt financings; as well as numerous mergers and acquisitions. From 2001 to 2014, Mr. Williams served on the board of directors and is past president and chairman of the San Diego Venture Group and has served on the board of directors of various charitable organizations in the communities in which he has lived. Beginning in 2015, Mr. Williams has served as a director of Proove Biosciences, Inc. and of Alphatec Holdings, Inc. (and its wholly-owned operating subsidiary, Alphatec Spine, Inc.) Mr. Williams is a graduate of Southern Illinois University with a B.S. degree.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” ALL OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information regarding the ownership of our common stock as of September 22, 2015 (the “Determination Date”) by: (i) each current director of our company and each director nominee; (ii) each of our Named Executive Officers; (iii) all current executive officers and directors of our company as a group; and (iv) all those known by us to be beneficial owners of more than five percent (5%) of our common stock.
Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of the Determination Date, through the exercise of any option, warrant or similar right (such instruments being deemed to be “presently exercisable”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of presently exercisable options and warrants are considered to be outstanding. These shares, however, are not considered outstanding as of the Determination Date when computing the percentage ownership of each other person.
To our knowledge, except as indicated in the footnotes to the following table, and subject to state community property laws where applicable, all beneficial owners named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of ownership is based on 26,451,237 shares of common stock outstanding as of the Determination Date. Unless otherwise indicated, the business address of each person in the table below is c/o Marina Biotech, Inc., P.O. Box 1559, Bothell, WA 98041. No shares identified below are subject to a pledge.
Name	Number of Shares	Percent of Shares Outstanding (%)
Officers and Directors:
J. Michael French, Director, President and CEO	1,122,116(1)	4.2%
Stefan Loren, Ph.D., Director	266,335(2)	1.0%
Joseph W. Ramelli, Director	288,603(3)	1.1%
Philip C. Ranker, Director	984,053(4)	3.7%
Donald A. Williams, Director	81,000(5)	*
Daniel E. Geffken, Interim CFO	92,400(6)	*
All directors and executive officers as a group (6 persons)	2,834,507(7)	10.4%

*
Beneficial ownership of less than 1.0% is omitted.

(1)
Includes presently exercisable options to purchase 299,833 shares of common stock. Pursuant to a settlement agreement, certain securities beneficially owned by Mr. French are held in constructive trust by Mr. French for the benefit of Mr. French and his former spouse.

(2)
Includes presently exercisable options to purchase 81,000 shares of common stock and presently exercisable warrants to purchase 4,032 shares of common stock.

(3)
Includes presently exercisable options to purchase 81,000 shares of common stock.

(4)
Includes presently exercisable options to purchase 83,500 shares of common stock.

(5)
Consists of presently exercisable options to purchase 81,000 shares of common stock.

(6)
Consists of presently exercisable warrants to purchase up to 92,400 shares of common stock issued to Danforth Advisors, LLC.

(7)
Includes presently exercisable options to purchase 626,333 shares of common stock and presently exercisable warrants to purchase 96,432 shares of common stock.

Biographical Information Concerning Executive Officers
Biographical information concerning J. Michael French, our President and CEO, is set forth above under the caption “Proposal No. 1 — Election of Directors.” Biographical information concerning our remaining executive officers is set forth below.
Daniel E. Geffken — Mr. Geffken, age 58, is a founder and managing director at Danforth Advisors, LLC, where he has served since 2011. He has worked in both the life science and renewable energy industries for the past 20 years. His work has ranged from early start-ups to publicly traded companies with market capitalizations of in excess of  $1 billion. Previously, he served as chief operating officer (“COO”) or CFO of four publicly traded and four privately held companies, including Seaside Therapeutics, Inc., where he served as COO from 2009 to 2011. In addition, he has been involved with multiple rare disease-focused companies in areas such as Huntington’s disease, amyotrophic lateral sclerosis, fragile X syndrome, hemophilia A and Gaucher disease, including the approval of enzyme replacement therapies for the treatments of Fabry disease and Hunter syndrome. Mr. Geffken has raised more than $700 million in equity and debt securities. Mr. Geffken started his career as a C.P.A. at KPMG and, later, as a principal in a private equity firm. Mr. Geffken received his M.B.A from the Harvard Business School and his B.S. in economics from The Wharton School, University of Pennsylvania.
Director’s Qualifications
In selecting a particular candidate to serve on our Board of Directors, we consider the needs of our company based on particular experiences, qualifications, attributes and skills that we believe would be advantageous for our Board members to have and would qualify such candidate to serve on our Board given our business profile and the environment in which we operate. The table below sets forth such experiences, qualifications, attributes and skills, and identifies the ones that each director and director nominee possesses.
Attributes	Mr. French	Dr. Loren	Mr. Ramelli	Mr. Ranker	Mr. Williams
Financial Experience	X	X	X	X	X
Public Board Experience	X	X		X
Industry Experience	X	X		X	X
Scientific Experience		X
Commercial Experience	X		X	X	X
Corporate Governance Experience	X	X		X	X
Capital Markets Experience	X	X	X	X	X
Management Experience	X	X	X	X	X
Certain Relationships and Related Transactions
J. Michael French.   Pursuant to the terms and conditions of Mr. French’s employment agreement, we agreed, for the term of Mr. French’s employment with us, to nominate Mr. French for successive terms as a member of the Board of Directors, and to use all best efforts to cause Mr. French to be elected by our shareholders as a member of the Board of Directors.
Family Relationships
There are no familial relationships between any of our officers and directors.
Director or Officer Involvement in Certain Legal Proceedings
Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Independence of the Board of Directors
The Board of Directors has adopted NASDAQ’s standards for determining the independence of its members. In applying these standards, the Board of Directors considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board of Directors has determined that three (3) of the current members of the Board of Directors (and as a result, three (3) of the director nominees), namely Stefan Loren, Joseph Ramelli and Donald A. Williams, are independent directors within the meaning of such NASDAQ independence standards in terms of independence from management. In making these independence determinations, the Board of Directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors or director nominees, as applicable.
Meetings of the Board of Directors
The Board of Directors held eleven meetings during 2014. During 2014, all directors attended more than 75% of the aggregate number of meetings of the Board of Directors that were held during the time that they served as members of the Board of Directors. We do not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but we strongly encourage all members of the Board of Directors to attend our annual meetings and expect such attendance except in the event of extraordinary circumstances. All of our directors attended our annual meeting of stockholders for the 2014 fiscal year.
Committees of the Board of Directors
The Board of Directors has established the following three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee (the “N&CGC”). The Board of Directors has adopted written charters for each of these committees, which we make available free of charge on or through our Internet website, along with other items related to corporate governance matters, including our Code of Business Conduct and Ethics applicable to all employees, officers and directors. We maintain our Internet website at www.marinabio.com. You can access our committee charters and code of conduct on our website by first clicking “About Marina Biotech” and then “Corporate Governance.”
We intend to disclose on our Internet website any amendments to or waivers from our Code of Business Conduct and Ethics, as well as any amendments to the charters of any of our standing committees. Any stockholder also may obtain copies of these documents, free of charge, by sending a request in writing to: Marina Biotech, Inc., P.O. Box 1559, Bothell, Washington 98041.
Currently, the Audit Committee consists of Mr. Williams (Chair) and Mr. Ramelli, the Compensation Committee consists of Dr. Loren (Chair), Mr. Williams and Mr. Ramelli, and the N&GC consists of Mr. Ramelli (Chair), Mr. Ranker and Dr. Loren. During the 2014 fiscal year, the Audit Committee held five meetings, the Compensation Committee held two meetings, and the N&GC held one meeting. All members of each standing committee during 2014 attended at least 75% of the meetings that were held during the periods when they served as members of such committee.
Audit Committee.   Among other functions, the Audit Committee authorizes and approves the engagement of the independent registered public accounting firm, reviews the results and scope of the audit and other services provided by the independent registered public accounting firm, reviews our financial statements, reviews and evaluates our internal control functions, approves or establishes pre-approval policies and procedures for all professional audit and permissible non-audit services provided by the independent registered public accounting firm and reviews and approves any proposed related party transactions. The Board of Directors has determined that each of the current members of the Audit Committee is an independent director within the meaning of the NASDAQ independence standards and Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that each of the current members of the Audit Committee qualifies as an Audit Committee Financial Expert under applicable SEC Rules and satisfies the NASDAQ standards of financial literacy and financial or accounting expertise or experience.

Compensation Committee.   The Compensation Committee’s functions include reviewing and approving the compensation and benefits for our executive officers, administering our equity compensation plans and making recommendations to the Board of Directors regarding these matters. Neither the Compensation Committee nor the Board of Directors retained any consultants to assist in the review and approval of the compensation and benefits for the executive officers of our company during 2014. The Board of Directors has determined that each current member of the Compensation Committee is an independent director within the meaning of the NASDAQ independence standards.
Nominating and Corporate Governance Committee.   The N&CGC searches for and recommends to the Board of Directors potential nominees for director positions and makes recommendations to the Board of Directors regarding the size, composition and compensation of the Board of Directors and its committees. The Board of Directors has determined that each current member of the N&CGC is an independent director within the meaning of the NASDAQ independence standards.
In selecting candidates for the Board of Directors, the N&CGC begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. If there are positions on the Board of Directors for which the N&CGC will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the N&CGC will solicit recommendations for nominees from persons whom the N&CGC believes are likely to be familiar with qualified candidates, including members of our Board of Directors and our senior management. The N&CGC may also engage a search firm to assist in the identification of qualified candidates. The N&CGC will review and evaluate those candidates whom it believes merit serious consideration, taking into account all available information concerning the candidate, the existing composition and mix of talent and expertise on the Board of Directors and other factors that it deems relevant. In conducting its review and evaluation, the committee may solicit the views of management and other members of the Board of Directors, and may conduct interviews of proposed candidates.
The N&CGC generally requires that all candidates for the Board of Directors be of the highest personal and professional integrity and have demonstrated exceptional ability and judgment. The N&CGC will consider whether such candidate will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of our stockholders. In addition, the N&CGC requires that all candidates have no interests that materially conflict with our interests and those of our stockholders, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing us and have adequate time to devote to service on the Board of Directors.
The N&CGC will consider stockholder recommendations for nominees to fill director positions, provided that the N&CGC will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees as required by our Bylaws, to our Corporate Secretary following the same procedures as described in “Stockholder Communications” in this Proxy Statement. In order for the N&CGC to consider a nominee for directorship submitted by a stockholder, such recommendation must be received by the Corporate Secretary by the time period set forth in our most recent proxy statement for the submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act. The Corporate Secretary shall then deliver any such communications to the Chairman of the N&CGC. The N&CGC will evaluate stockholder recommendations for candidates for the Board of Directors using the same criteria as for other candidates, except that the N&CGC may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in our equity.
Board Leadership Structure and Role in Risk Oversight
Although we have not adopted a formal policy on whether the Chairman of the Board and Chief Executive Officer positions should be separate or combined, given our company’s recent financial and operational history, we have determined that it is in the best interests of our company and its stockholders to combine those roles. At the same time, we also believe it is important that our independent directors have a strong voice in the leadership of our company. As a result, we believe it is beneficial to our company and its stockholders that one of the independent directors of our Board serve in the capacity of Lead Independent Director. Mr. French currently serves as our CEO and as the Chairman of our Board of Directors. Dr. Loren currently serves as Lead Independent Director. We believe that the use of a Lead Independent Director is beneficial because the Lead Independent Director can provide the Chairman/CEO with guidance and feedback on his performance in those roles, as well as provide a more effective channel for the independent members of the Board to express their views on management. To further strengthen the voice of our independent directors, we provide that such directors meet on a regular basis, and we have provided that all of the members of the Audit Committee, the Compensation Committee and the N&GC are independent. The Board of Directors continually evaluates our leadership structure and could in the future decide to separate the Chairman and CEO positions if it believes that doing so would serve the best interests of our company.
Our Board of Directors and the Audit Committee thereof is responsible for overseeing the risk management processes on behalf of our company. The Board and, to the extent applicable, the Audit Committee, receive and review periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our company’s assessment of risks. Where applicable, the Audit Committee reports regularly to the full Board of Directors with respect to risk management processes. The Audit Committee and the full Board of Directors focus on the most significant risks facing our company and our company’s general risk management strategy, and also ensure that risks undertaken by our company are consistent with the Board’s appetite for risk. While the Board oversees the risk management of our company, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.
Stockholder Communications
All stockholder communications must (i) be addressed to our Chief Executive Officer at our address, (ii) be in writing either in print or electronic format, (iii) be signed by the stockholder sending the communication, (iv) indicate whether the communication is intended for the entire Board of Directors, a committee thereof, or the independent directors, (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder’s intention to hold or dispose of such shares, provided that we will not entertain shareholder proposals or shareholder nominations from shareholders who do not meet the eligibility and procedural criteria for submission of shareholder proposals under Commission Rule 14a-8 of Regulation 14A under the Exchange Act and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate as is required by our Bylaws.
Upon receipt of a stockholder communication that is compliant with the requirements identified above, the Chief Executive Officer shall promptly deliver such communication to the appropriate member(s) of the Board of Directors or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the chairman of the Board of Directors with a copy to the CEO, the chairman of the applicable committee, or to each of the independent directors, as the case may be.
The Chief Executive Officer may, in his or her sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more of our directors and executive officers, except that in processing any stockholder communication addressed to the independent directors, the Chief Executive Officer may not copy any member of management in forwarding such communications. In addition, the Chief Executive Officer may, in his or her sole discretion and acting in good faith, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for consideration by the intended recipient and any such correspondence may be forwarded elsewhere in our company for review and possible response.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have appointed Wolf  & Company, P.C. (“Wolf”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Wolf has served as our independent registered public accounting firm since May 2014. In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of our independent registered public accounting firm will be reconsidered by us.
Your ratification of the appointment of Wolf as our independent registered public accounting firm for the fiscal year ending December 31, 2015 does not preclude us from terminating its engagement of Wolf and retaining a new independent registered public accounting firm, if we determine that such an action would be in our best interest.
Total fees to our independent registered public accounting firms for the years ended December 31, 2014 and 2013 were $0.124 million and $0.085 million, respectively, and were comprised of the amounts set forth below.
Audit Fees.   The aggregate fees for professional services rendered in connection with (i) the audit of our annual financial statements, (ii) the review of the financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, (iii) consents and comfort letters issued in connection with equity offerings and (iv) services provided in connection with statutory and regulatory filings or engagements were $0.117 million for the year ended December 31, 2014 and $0.085 million for the year ended December 31, 2013.
Audit-Related Fees.   The aggregate fees related to audits that are not included in the above were $0.007 million for the year ended December 31, 2014. We did not incur any fees related to audits for the year ended December 31, 2013 that are not included in the above.
Tax Fees.   We did not incur any fees to our independent registered public accounting firm for professional services rendered in connection with tax compliance, tax planning and federal and state tax advice for the years ended December 31, 2014 and December 31, 2013.
All Other Fees.   We did not incur any such other fees to our independent registered public accounting firm for the years ended December 31, 2014 and December 31, 2013.
Pre-Approval Policies and Procedures
The Audit Committee has the authority to appoint or replace our independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is also responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm was engaged by, and reports directly to, the Audit Committee.
The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. In the event pre-approval for such audit services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chairman of the Audit Committee had been granted the authority to pre-approve such services, provided that the estimated cost of such services on each such occasion does not exceed $15,000, and the Chairman of the Audit Committee reported for ratification such pre-approval to the Audit Committee at its next scheduled meeting. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 2. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are providing stockholders an advisory vote on executive compensation. This nonbinding vote is required under Section 14A of the Exchange Act. At our Annual Meeting of Stockholders held in September 2014, our stockholders indicated their preference that the advisory vote on executive compensation be held on an annual basis, and we intend to seek an advisory vote on executive compensation annually.
The section entitled “Executive Compensation” describes the compensation of our chief executive officer and our other most highly compensated executive officers during the 2014 fiscal year. Our executive officers are referred to in this Proposal No. 3 as our named executive officers. Other than J. Michael French, our president and chief executive officer, our only other named executive officer during the 2014 fiscal year was Daniel E. Geffken, who was appointed to serve as our interim chief financial officer on May 13, 2014.
Our Board of Directors believes that the policies, procedures and compensation articulated in the “Executive Compensation” section of this proxy statement are appropriate for our company, and that the compensation of our named executive officers in 2014 reflects and supports these compensation policies and procedures.
In particular, and as further described in the “Executive Compensation” section of this proxy statement, we note that Mr. French worked for a reduced wage during a significant portion of each of the 2012 and 2013 fiscal years, and agreed to settle outstanding compensation obligations with respect to such fiscal years in the amount of  $415,000 in return for the issuance of 1,130,000 shares of common stock. With respect to Mr. Geffken, we note that the amount paid to him during the 2014 fiscal year as set forth in the summary compensation table represents the portion that he received of the aggregate consulting fee that we paid to Danforth Advisors, LLC (“Danforth”) pursuant to that certain Consulting Agreement, effective as of January 9, 2014, that we entered into with Danforth. Mr. Geffken is a founder and managing director at Danforth. None of our named executive officers received any incentive or bonus compensation with respect to the 2014 fiscal year. Further, we did not pay any bonus or incentive compensation to our named executive officers during 2014.
We are asking our stockholders to indicate their support at the Annual Meeting for the compensation of our named executive officers as described in this proxy statement. This vote is intended to provide an overall assessment of our policies and procedures relating to the compensation of our named executive officers, rather than focus on any specific item of compensation. Accordingly, we are recommending that our stockholders vote FOR the following resolution:
RESOLVED, that the stockholders of Marina Biotech, Inc. approve, on an advisory basis, the compensation of the named executive officers of Marina Biotech, Inc., as disclosed in this proxy statement for the 2015 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including, as applicable, the Summary Compensation Table and the other related tables and disclosures contained in the section of this proxy statement captioned “Executive Compensation”.
This advisory vote on executive compensation, commonly referred to as a ‘say-on-pay’ advisory vote, is not binding on our Board of Directors. However, our Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote, is required for approval of this Proposal No. 3. Because your vote is advisory, it will not be binding upon our Board of Directors. For purposes of the approval of Proposal No. 3, abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 3.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.
Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee’s responsibility is to administer and oversee these processes.
The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the audit plan, the results of their examinations, and the overall quality of our financial reporting.
In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2014 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.
The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm in 2014 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.
Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014.
Each of the members of the Audit Committee is independent as defined under the standards of the SEC and NASDAQ, and meets all other requirements of such rules of the SEC.
Respectfully submitted by the Audit Committee,
Donald A. Williams, Chairman
Joseph W. Ramelli
The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information regarding compensation earned during 2014 and 2013 by our CEO and our other most highly compensated executive officers as of the end of the 2014 fiscal year (“Named Executive Officers”).
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
J. Michael French, President, CEO and Director	2014	288,083(1)	—	—	774,929	—	1,063,012
	2013	127,500	—	—	—	—	127,500
Daniel E. Geffken, Interim CFO(2)	2014	—	—	—	—	136,422	136,422

(1)
Although Mr. French’s employment agreement provides for an annual base salary of  $340,000, due to our company’s financial challenges in 2012 and 2013 he worked for a reduced wage during a significant portion of each of those fiscal years. Mr. French agreed to settle outstanding compensation obligations with respect to the 2012 and 2013 fiscal years in the amount of  $415,000 in return for the issuance of 1,130,000 shares of common stock. We approved the issuance of these shares to Mr. French, which were valued based on the volume weighted average price of our common stock for the ten trading days ending December 31, 2013 (i.e., $0.33), in January 2014.

(2)
Mr. Geffken was appointed to serve as our interim chief financial officer on May 13, 2014. Mr. Geffken is compensated for his services in this position pursuant to a Consulting Agreement, effective as of January 9, 2014, that we entered into with Danforth Advisors, LLC (“Danforth”). Mr. Geffken is a founder and managing director at Danforth. We paid an aggregate amount of $299,947 to Danforth during the 2014 fiscal year pursuant to the terms of the Consulting Agreement, of which amount Danforth paid $136,422 to Mr. Geffken, with the remainder being paid by Danforth to third-party contractors who performed services under the Consulting Agreement or being utilized for entity expenses. Upon the effectiveness of the Consulting Agreement, we issued to Danforth 10-year warrants to purchase up to 100,800 shares of our common stock, which warrants are exercisable at $0.481 per share and shall vest on a monthly basis over the two-year period beginning on the effective date of the Consulting Agreement.

(3)
Represents the aggregate grant date fair value under FASB ASC Topic 718 of options to purchase shares of our common stock granted during 2014. On September 15, 2014, pursuant to the Amended and Restated Employment Agreement that we entered into with Mr. French, we granted ten-year options to Mr. French to purchase up to 771,000 shares of common stock at an exercise price of  $1.07 per share, of which 257,000 options shall vest on the first anniversary of the grant date, and 514,000 options shall vest in 24 equal monthly installments commencing after the first anniversary of the grant date and shall be vested in full on the third anniversary of the grant date.

Narrative Disclosures Regarding Compensation; Employment Agreements
We have entered into an employment agreement with Mr. French, which was amended and restated on September 15, 2014, and a consulting agreement with Danforth, an entity controlled by Mr. Geffken. The terms and conditions of these agreements are summarized below.
J. Michael French Employment Agreement
On June 10, 2008, we entered into an employment agreement (the “Original French Agreement”) with J. Michael French pursuant to which Mr. French served as our president and our CEO. The initial term began on June 23, 2008 and ended on June 9, 2011. Thereafter, it continued per its terms on a quarter-to-quarter basis. On September 15, 2014, we entered into an Amended and Restated Employment Agreement (the “Restated French Agreement”) with Mr. French pursuant to which Mr. French shall serve as our President and CEO until September 14, 2017. A copy of the Original French Agreement was filed as Exhibit 10.2 to our Current Report on Form 8-K dated June 10, 2008, and a copy of the Restated French Agreement was filed as Exhibit 10.1 to our Current Report on Form 8-K dated September 15, 2014.
Pursuant to the Original French Agreement, Mr. French was entitled to annual base compensation of $340,000, which amount was increased to $425,000 in the Restated French Agreement. He is also eligible to receive annual performance-based incentive cash compensation, with the targeted amount of such incentive cash compensation being 40% of his annual base compensation for the year under the Original French Agreement, and 50% of his annual base compensation for the year under the Restated French Agreement, but with the actual amount to be determined by the Board or the Compensation Committee.
We agreed in the Restated French Agreement to pay to Mr. French a lump sum within thirty (30) days following full execution of the Restated French Agreement, with such amount being the excess of Mr. French’s base salary under the Restated French Agreement from April 1, 2014 through September 15, 2014, over whatever compensation we had paid to Mr. French as base salary during such period.
Under the Original French Agreement, we granted options to Mr. French to purchase up to 31,500 shares of common stock, of which 10,500 options were exercisable at $50.80 per share, 10,500 options were exercisable at $90.80 per share, and 10,500 options were exercisable at $130.80 per share. The options had a term of 10 years beginning on June 23, 2008. Mr. French has agreed to cancel these options effective as of December 31, 2014. Under the Restated French Agreement, we granted ten-year options to Mr. French to purchase up to 771,000 shares of common stock at an exercise price of  $1.07 per share, of which 257,000 options shall vest on the first anniversary of the grant date, 257,000 options shall vest monthly in equal installments commencing after the first anniversary of the grant date and shall be vested in full on the second anniversary of the grant date, and 257,000 options shall vest monthly commencing after the second anniversary of the grant date and shall be vested in full on the third anniversary of the grant date.
If Mr. French’s employment under the Restated French Agreement is terminated without cause or he chooses to terminate his employment for good reason, all of Mr. French’s options that are outstanding on the date of termination shall be fully vested and exercisable upon such termination and shall remain exercisable for the remainder of their terms. In addition, he will receive (i) base salary, (ii) incentive cash compensation determined on a pro-rated basis as to the year in which the termination occurs, (iii) pay for accrued but unused paid time off, and (iv) reimbursement for expenses through the date of termination, plus an amount equal to 12 months of his specified base salary at the rate in effect on the date of termination.
If Mr. French’s employment under the Restated French Agreement is terminated for cause or he chooses to terminate his employment other than for good reason, vesting of the options shall cease on the date of termination and any then unvested options shall terminate, however the then-vested options shall remain vested and exercisable for the remainder of their respective terms. He will also receive salary, pay for accrued but unused paid time off, and reimbursement of expenses through the date of termination.
If Mr. French’s employment under the Restated French Agreement is terminated due to death or disability, Mr. French or his estate, as applicable, is entitled to receive (i) salary, reimbursement of expenses, and pay for accrued but unused paid time off; (ii) incentive cash compensation determined on a pro-rated basis as to the year in which the termination occurs; and (iii) a lump sum equal to base salary at the rate in effect on the date of termination for the lesser of  (A) twelve (12) months and (B) the remaining term of the Employment Agreement at the time of such termination. In addition, vesting of all of Mr. French’s options that are outstanding on the date of termination shall cease, and any then vested options shall remain exercisable as specified in the applicable grant agreements.
If Mr. French’s employment under the Restated French Agreement is terminated by us (other than for cause) or by Mr. French (for good reason), and in either case other than because of death or disability, during the one-year period following a change in control of our company, then Mr. French will be entitled to receive as severance: (i) salary, expense reimbursement and pay for unused paid time off through the date of termination; and (ii) a lump-sum amount equal to twelve (12) months of base salary at the rate in effect on the date of termination. In addition, all of Mr. French’s outstanding stock options shall be fully vested and exercisable upon a change of control and shall remain exercisable as specified in the option grant agreements.

Pursuant to the Restated French Agreement, a change in control generally means (i) the acquisition by any person or group of 40% or more of our voting securities, (ii) our reorganization, merger or consolidation, or sale of all or substantially all of our assets, following which our stockholders prior to the consummation of such transaction hold 60% or less of the voting securities of the surviving or acquiring entity, as applicable, (iii) a turnover of the majority of the Board as currently constituted, provided that under most circumstances any individual approved by a majority of the incumbent Board shall be considered as a member of the incumbent Board of Directors for this purpose, or (iv) a complete liquidation or dissolution of our company.
The Restated French Agreement also provides that we shall cause the nomination and recommendation of Mr. French for election as a director at the annual meetings of our stockholders that occur during the employment term, and use all best efforts to cause Mr. French to be elected as a non-independent director.
In general, Mr. French has agreed in the Restated French Agreement not to compete with us during the employment term and for six months thereafter, to solicit our partners, consultants or employees for one year following the end of the employment term, or to solicit our clients during the employment term and for twelve months thereafter.
Daniel E. Geffken Consulting Agreement
We have entered into a Consulting Agreement, effective as of January 9, 2014, with Danforth, pursuant to which we engaged Danforth to serve as an independent consultant for the purpose of providing us with certain strategic and financial advice and support services during the one-year period beginning on January 9, 2014. In January 2015, we extended the term of the Consulting Agreement to January 2016. Mr. Geffken, who was appointed to serve as our interim chief financial officer on May 13, 2014, is a founder and managing director at Danforth. We paid to Danforth approximately $299,947 during 2014, of which amount Danforth paid $136,422 to Mr. Geffken, with the remainder being paid by Danforth to third-party contractors who performed services under the Consulting Agreement or being utilized for entity expenses. We also issued to Danforth, upon the effectiveness of the consulting agreement, 10-year warrants to purchase up to 100,800 shares of our common stock, which warrants are exercisable at $0.481 per share and shall vest on a monthly basis over the two-year period beginning on the effective date of the consulting agreement. The Consulting Agreement may be terminated by either party thereto: (a) with Cause (as defined below), upon thirty (30) days prior written notice; or (b) without Cause upon sixty (60) days prior written notice. “Cause” shall include: (i) a breach of the terms of the Consulting Agreement which is not cured within thirty (30) days of written notice of such default or (ii) the commission of any act of fraud, embezzlement or deliberate disregard of a rule or policy of our company.

Outstanding Equity Awards at Fiscal Year End
2014 Outstanding Equity Awards at Fiscal Year-end Table
The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of the end of our 2014 fiscal year:
	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable
J. Michael French(1)	—	771,000(2)	—	$1.07	9/15/24	—	—	—	—
Daniel E. Geffken(3)	—	—	—	$—	—	—	—	—	—

(1)
As per an agreement between Mr. French and our company, options to purchase up to 88,972 shares of common stock previously granted to Mr. French were cancelled effective as of December 31, 2014.

(2)
One-third of these options vested on September 15, 2015. The remaining options shall vest in 24 equal monthly installments during the two-year period commencing after September 15, 2015.

(3)
Pursuant to the Consulting Agreement, effective as of January 9, 2014, that we entered into with Danforth, an entity controlled by Mr. Geffken, we issued to Danforth, upon the effectiveness of the Consulting Agreement, 10-year warrants to purchase up to 100,800 shares of our common stock, which warrants are exercisable at $0.481 per share and vest on a monthly basis over the two-year period beginning on January 9, 2014.

Option re-pricings
We have not engaged in any option re-pricings or other modifications to any of our outstanding equity awards to our Named Executive Officers during fiscal year 2014.
Compensation of Directors
2014 Director Compensation Table
The following Director Compensation table sets forth information concerning compensation for services rendered by our independent directors for fiscal year 2014.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Stefan C. Loren, Ph.D.(1)(2)	$32,500	—	$15,579	—	$48,079
Joseph W. Ramelli(1)(2)	32,500	—	15,579	—	48,079
Philip C. Ranker(2)	32,500	—	15,579		48,079
Donald A. Williams(4)	22,500	—	15,579		38,079
Total	$120,000	—	$62,316	—	$182,316

(1)
Due to our financial condition prior to March 2014, neither Dr. Loren nor Mr. Ramelli, each of whom was appointed in August 2012, received any cash payments during 2012 or 2013 in connection with their service to our company. However, in January 2014 we issued to each such non-employee director 151,000 shares of common stock in lieu of approximately $50,000 of fees otherwise due to such director with respect to his service on the Board representing approximately $10,000 of fees from the period August 2012 through December 2012 and approximately $40,000 of fees for 2013. The number of shares issued to each of Dr. Loren and Mr. Ramelli was based on the volume weighted average price of our common stock for the 10-trading day period ending on December 31, 2013 (i.e., $0.33).

(2)
On January 1, 2014, we issued 30,303 shares of our common stock to each of Dr. Loren, Mr. Ramelli and Mr. Ranker, in lieu of a cash payment in the amount of  $10,000, as compensation for service on our Board of Directors during the first quarter of 2014. The number of shares issued to each director was based on the volume weighted average price of our common stock for the 10-trading day period ending on December 31, 2013 (i.e., $0.33).

(3)
Represents the aggregate grant date fair value under FASB ASC Topic 718 of options to purchase shares of our common stock granted during 2014. On September 15, 2014, we granted to each of our non-employee directors options to purchase up to an aggregate of 62,000 shares of our common stock at an exercise price of  $1.07 per share, of which 43,000 options represented the initial option grant to such non-employee directors, and 19,000 options represented the option grant covering service during the third and fourth quarters of 2014.

(4)
Mr. Williams became a member of our Board of Directors on September 15, 2014.

As of December 31, 2014, Dr. Loren, Mr. Ramelli and Mr. Williams each held options to purchase up to 62,000 shares of our common stock, and Mr. Ranker held options to purchase up to 64,500 shares of our common stock.
J. Michael French, current director, has not been included in the Director Compensation Table because he is a Named Executive Officer and does not receive any additional compensation for services provided as a director.
2014 Director Compensation Program:   On January 1, 2014, our Board approved a compensation program for non-employee directors during the 2014 calendar year that consisted of an annual fee of $40,000, payable in advance. We paid the portion of this annual fee attributable to the first quarter of 2014 by the issuance of 30,303 shares of our common stock to each of our non-employee directors who served as members of our Board of Directors during the first quarter of 2014, with the number of shares issued to each director being based on the volume weighted average price of our common stock for the 10-trading day period ending on December 31, 2013 (i.e., $0.33). On September 15, 2014, the Board revised the compensation program for non-employee directors, effective starting in the third quarter of 2014, so that it would consist of: (i) an initial grant of 5-year options to purchase up to 43,000 shares of our common stock, which options shall vest 50% immediately and 50% after one year; (ii) an annual grant of 5-year options to purchase up to 38,000 shares of our common stock, which options shall vest 50% immediately and 50% after one year; and (iii) an annual cash payment of  $45,000 per year, payable quarterly in advance.

Equity Compensation Plan Information
The following table provides aggregate information as of the end of the 2014 fiscal year with respect to all of the compensation plans under which our common stock is authorized for issuance, including our 2004 Stock Incentive Plan (the “2004 Plan”), our 2008 Stock Incentive Plan (the “2008 Plan”) and our 2014 Long-Term Incentive Plan (the “2014 Plan”):
	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	1,084,106(1)	5.52	8,412,519
Total	1,084,106	5.52	8,412,519

(1)
Consists of: (i) 106 shares of common stock underlying awards made pursuant to the 2004 Plan, (ii) 45,000 shares of common stock underlying awards made pursuant to the 2008 Plan and (iii) 1,039,000 shares of common stock underlying awards made pursuant to the 2014 Plan.

SUBMISSION OF STOCKHOLDER PROPOSALS
We intend to hold our 2016 annual meeting of stockholders (the “2016 Annual Meeting”) in September 2016. To be considered for inclusion in our notice of annual meeting and proxy statement for, and for presentation at, the 2016 Annual Meeting, a stockholder proposal must be received by the Corporate Secretary, Marina Biotech, Inc., P.O. Box 1559, Bothell, Washington 98041, no later than June 1, 2016, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act.
Our Bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at the 2016 Annual Meeting, any such stockholder proposal must be received by the Corporate Secretary, Marina Biotech, Inc., no earlier than June 18, 2016 and no later than August 2, 2016, provided, that if the 2016 Annual Meeting is scheduled to be held on a date more than 30 days before the anniversary date of the 2015 annual meeting of stockholders or more than 60 days after the anniversary date of the 2015 annual meeting of stockholders, a stockholder’s proposal shall be timely if delivered to, or mailed to and received by, our company not later than the close of business on the later of  (A) the 75th day prior to the scheduled date of the 2016 Annual Meeting, or (B) the 15th day following the day on which public announcement of the date of the 2016 Annual Meeting is first made by us, and in any case discretionary authority may be used if such proposal is untimely submitted.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and with NASDAQ. Based solely on our review of the reports filed by Reporting Persons, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended December 31, 2014, the Reporting Persons met all applicable Section 16(a) filing requirements, other than Mr. Geffken, who was not timely with respect to the filing of the Initial Statement of Beneficial Ownership of Securities on Form 3 necessitated by his appointment as our interim chief financial officer in May 2014, and Mr. Williams, who was not timely with respect to the Statement of Changes in Beneficial Ownership of Securities on Form 4 necessitated by the grant to him of options to purchase shares of our common stock on September 15, 2014.

OTHER MATTERS
We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to J. Michael French, President & CEO, Marina Biotech, Inc., P.O. Box 1559, Bothell, Washington 98041.
Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.
It is important that the proxies be returned promptly and that your shares are represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.
By order of the Board of Directors,
/s/ J. Michael French
J. Michael French
President & CEO
September 29, 2015
New York, NY

MARINA BIOTECH, INC. P.O. Box 1559BOTHELL, WA 98041VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via
e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you voteFOR the following:For Withhold For AllAll All ExceptTo withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.1. Election of DirectorsNominees0 0 0 01 J. Michael French 02 Stefan Loren, Ph.D. 03 Joseph W. Ramelli 04 Philip C. Ranker 05 Donald A. WilliamsThe Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain2. To ratify the appointment of Wolf  & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2015.3. To approve, on an advisory basis, the compensation of the named executive officers of Marina Biotech, Inc.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.0 0 00 0 0For address change/comments, mark here.(see reverse for instructions) Yes NoPlease indicate if you plan to attend this meeting 0 0Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com .MARINA BIOTECH, INC. Annual Meeting of Stockholders October 16, 2015 10:00 AM Pacific TimeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) J. Michael French, lawful attorney and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Marina Biotech, Inc. (the "Company") to be held at 12220 El Camino Real, Suite 300, San Diego, California 92130, on Friday,
October 16, 2015, at 10:00 a.m., Pacific Time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "for" proposal numbers 1, 2 and 3. Any prior proxies are hereby revoked.Address change/comments:(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)Continued and to be signed on reverse side